SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                            ____________________

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JULY 25, 1996

                              MDT Corporation
           (Exact name of Registrant as specified in its charter)

           Delaware                               87-0287585
           (State of     (Commission File No.)   (IRS Employer
           Incorporation)                        Identification No.)

                               Stratford Hall
                           Suite 2001009 Slater Road
                            Durham, North Carolina
                     (Address of principal executive offices)

                                   27703
                                 (zip code)

                               (919) 941-9745
            (Registrant's telephone number, including area code)



          ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT

                    Not Applicable

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                    Not Applicable

          ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

                    Not Applicable

          ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    Not Applicable

          ITEM 5.   OTHER EVENTS

                    As previously reported, on July 25, 1996,
          pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 12, 1996, by and among Getinge Industrier AB ("Parent"), Getinge Acquisition Corp., a wholly owned subsidiary of Parent (the "Purchaser" and, together with Parent, "Getinge"), and MDT Corporation (the "Company"), Getinge acquired 6,278,629 shares (the "Shares") of the Company's common stock, par value $1.25 per share (the "Common Stock") at the price of $5.50 per share in cash (the
          "Acquisition").   The Acquisition constituted a change of
          control of the Company.

                    On July 29, 1996, pursuant to the Merger
          Agreement, the Purchaser was merged with and into the Company. As a result of the Merger, the Company is an indirect, wholly owned subsidiary of Parent. In the Merger, holders of Common Stock other than Purchaser received, in exchange for their shares, the right to receive $5.50 in cash per share without interest. Under applicable Delaware law, holders of shares of Common Stock other than Purchaser also have the right to dissent from the Merger and to seek an appraisal of and be paid the fair cash value of their shares.

                    The Merger was financed entirely through borrowings made under two credit facilities entered into between the Parent and SE Banken on May 10, 1996 for $40,000,000 and $50,000,000, respectively. The terms of the credit facilities are filed herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

                    Subsequent to the Merger, the membership of the Board of Directors of the Company was reconstituted to consist of the following members: Carl Bennet, Chairman, Harald Castler, Ulf Grunander, Lars-Peter Harbing, Ingmar Johansson, and Johan Malmqvist. Also subsequent to the Merger, Lars-Peter Harbing was appointed President of the Company. The press release issued by Getinge on July 29, 1996 announcing the Acquisition and subsequent events is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

          ITEM 6.   RESIGNATIONS OF THE REGISTRANT'S DIRECTORS

                    Not Applicable

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS

               (a)  Financial Statements of Businesses Acquired.

                    Not Applicable

               (b)  Pro Forma Financial Information.

                    Not Applicable

               (c)  Exhibits

          Exhibit Number                Description

           2.1                           Agreement and Plan of
                                         Merger, dated as of May
                                         12, 1996, by and among
                                         Getinge Industrier AB,
                                         Getinge Acquisition Corp.
                                         and MDT Corporation
                                         (previously filed as
                                         Exhibit 2.1 to the Annual
                                         Report of the Company for
                                         the year ended March 31,
                                         1996, as filed on Form 10-K)

          99.1                           Press Release issued by
                                         Getinge Industrier AB on
                                         July 29, 1996

          99.2 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $40,000,000 credit facility (previously filed as
                                         Exhibit 99.2 to the Current Report on
                                         Form 8-K as filed by the Company on
                                         July 31, 1996)

          99.3 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $50,000,000 credit facility (previously filed as Exhibit
                                         99.3 to the Current Report on Form 8-K
                                         as filed by the Company on July 31,
                                         1996)

          ITEM 8.   CHANGE IN FISCAL YEAR

                    Not Applicable


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MDT CORPORATION

                                   By:  /s/
                                   ___________________________________
                                   Name:  Lars-Peter Harbing
                                   Title: President

          Date: July 31, 1996


                                EXHIBIT INDEX

          Exhibit Number                 Description

           2.1                           Agreement and Plan of
                                         Merger, dated as of May
                                         12, 1996, by and among
                                         Getinge Industrier AB,
                                         Getinge Acquisition Corp.
                                         and MDT Corporation
                                         (previously filed as
                                         Exhibit 2.1 to the Annual
                                         Report of the Company for
                                         the year ended March 31,
                                         1996, as filed on Form 10-K)

          99.1                           Press Release issued by
                                         Getinge Industrier AB on
                                         July 25, 1996

          99.2 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $40,000,000 credit facility (previously filed as
                                         Exhibit 99.2 to the Current Report on
                                         Form 8-K as filed by the Company on
                                         July 31, 1996)

          99.3 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $50,000,000 credit facility (previously filed as
                                         Exhibit 99.3 to the Current Report on
                                         Form 8-K as filed by the Company on
                                         July 31, 1996)